                                                                   EXHIBIT 10.20

                                [*#*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED
                                  IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN
                                OMITTED AND FILED SEPARATELY WITH THE SECURITIES
                                    AND EXCHANGE COMMISSION PURSUANT TO RULE 406
                                      OF THE SECURITIES ACT OF 1933, AS AMENDED.

               UNIVERSITY OF COLORADO MATERIALS TRANSFER AGREEMENT

Parties
-------
This is an Agreement between the Regents of the University of Colorado, a body corporate, contracting on behalf of the University of Colorado Health Sciences Center ("UCHSC"), and Myogen, a Delaware corporation with a principal place of business at the Bioscience Park at Fitzsimons, Bldg 500, 2nd Floor North Wing, Aurora, Colorado, 80045-0366 ("Recipient").

Materials
---------

Biological materials to which this Agreement applies: one or more samples, to be specified by Recipient, from the Human Cardiac Tissue Bank of the Department of Cardiology at the UCHSC ("Biological Materials"), and any related information or material supplied in connection therewith.


UCHSC owns and is in possession of Biological Materials and has a right to provide said biological Materials to Recipient as provided under this Agreement.

Grant
-----
UCHSC is pleased to provide Recipient with Biological Materials subject to the following terms:

Terms
-----
1. (a) Recipient must [*#*] by UCHSC to meet the obligations of this Agreement, [*#*] displayed in Attachment A.

   (b) Payments required under Article 1(a) above and detailed in Attachment A satisfy the requirements of Article V of the Intellectual Property License Agreement between Recipient and the University Technology Corporation and executed on or about the same date as this Agreement.

   (c) Nothing in this Agreement requires UCHSC to provide Biological Materials to Recipient in amounts that would prohibit or substantially hinder UCHSC from carrying on its own research.

2. Recipient agrees that Biological Materials may be used solely in Recipient's facilities, or such other party's facilities as the Recipient and UCHSC shall agree to in writing, and that Recipient will follow all applicable NIH guidelines.

3. Recipient must maintain control of Biological Materials and may not transfer control to third parties without the prior written consent of UCHSC.

4. (a) Nothing in this Agreement grants Recipient rights under any patents or in any know how of UCHSC.

   (b) UCHSC places no restrictions other than those specified in this Agreement on Recipient's use of Biological Materials.

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   (c) UCHSC will not make claims to test data, results, lab notes, reports or other works created or prepared without use of UCHSC funds, facilities, or personnel acting in their capacity as UCHSC employees.

5. Biological Materials ARE PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. RECIPIENT AGREES THAT UCHSC AND ITS EMPLOYEES AND AGENTS HAVE NO LIABILITY IN CONNECTION WITH BIOLOGICAL MATERIALS PROVIDED UNDER THIS AGREEMENT OR THEIR USE BY RECIPIENT UNDER THIS AGREEMENT.

6. This Agreement will terminate on the earliest of the following dates: (i) five years from the date of the first signature below; (ii) when Recipient determines that it has obtained all required Biological Materials and states so in writing; (iii) when UCHSC's supply of Biological Materials becomes exhausted;
(iv) when all other business agreements, such as patent licenses, between Recipient and UCHSC or its agents have terminated; (v) immediately after any continuous fifteen (15) month period in which Recipient fails to provide the support specified in Article 1. In the event this Agreement terminates pursuant to clause (i) of this Section 6, Recipient will have the first option to renew this Agreement under substantially similar terms.


7. (a) While this Agreement is in force, UCHSC may not provide Biological Materials or other samples from the Human Cardiac Tissue Bank to any commercial or for-profit entity.



   (b) UCHSC may provide samples from the Human Cardiac Tissue Bank to third party non-profit research or educational institutions at any time but only for research and education purposes. Such third parties must agree not to transfer Biological Materials to any other entity.


   As a condition for supplying Biological Materials to such non-profit parties, UCHSC will require one of the two following conditions, at UCHSC's sole choice:


   (i) "[Third-party non-profit] agrees to use heart tissue samples supplied by UCHSC under this Agreement only in a collaborative research project with UCHSC and if UCHSC makes a reasonable determination that inventions made under the collaborative project relate to the business activities or business plans of Myogen Corporation, then [Third-party non-profit] agrees to join UCHSC in offering to Myogen a first right of refusal on such inventions," or



   (ii) "[Third-party non-profit] understands that UCHSC has entered into a commercial relationship with Myogen, Inc. and [Third-party non-profit] agrees to grant Myogen a first right of refusal to any inventions in the fields of human cardiac diagnostics and human cardiac therapeutics made with the use of tissue samples supplied by UCHSC under this Agreement."


8. This Agreement sets forth the entire agreement and understanding between the parties regarding the subject matter herein and cannot be changed or amended except by written agreement executed by both parties.

9. Any notice or communication permitted or required hereunder must be in writing.

                                           [*#*]CONFIDENTIAL TREATMENT REQUESTED
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10. All waivers to this Agreement must be in writing. The failure of either party to insist upon strict performance of any provision of this Agreement, or to exercise any right provided for herein, shall not be deemed to be a waiver for the future of such provision or right, and no waiver or any provision or right shall affect the right of the waiving party to enforce any other provision or right herein.

11. This Agreement will be governed by and interpreted in accordance with the laws of the State of Colorado as those laws are applied to contracts entered into and to be performed entirely in Colorado by Colorado residents. Venue for purposes of filing any legal action arising out of or in connection with this Agreement shall lie in Denver, Colorado which shall be deemed to be a convenient forum.

12. If any provision of this Agreement is determined to be unenforceable for any reason, the remaining provisions hereof shall be unaffected and remain in full force and effect.

13. This Agreement may be executed in several counterparts, all of which shall constitute one agreement. This Agreement may be executed and delivered by facsimile.


THE AUTHORIZED SIGNATURES BELOW VERIFY AGREEMENT BETWEEN THE PARTIES.

FOR UCHSC:

         /s/ Jay Gershen                                      Date: 8/24/98
---------------------------------------------                      --------
Jay Gershen, DDS, Ph.D.
Executive Vice Chancellor
Campus Box A095,
University of Colorado
Health Sciences Center
Denver, CO  80262


         /s/ Robert W. Schrier                                Date: 8/26/98
---------------------------------------------                      --------
Robert W. Schrier, M.D., Chairman
Department of Medicine
University of Colorado
Health Sciences Center


FOR RECIPIENT

By:      J. William Freytag                                   Date:  9-4-98
---------------------------------------------                      --------
J. William Freytag, President and CEO
Myogen, Inc.
Bioscience Park at Fitzsimons
Building 500, 2nd Floor North Wing
Aurora, CO  80045-0366

                                           [*#*]CONFIDENTIAL TREATMENT REQUESTED
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                                  ATTACHMENT A

                                      [*#*]



1.       [*#*]

2.       [*#*]

3.       [*#*]

4.       [*#*]

         TOTAL DIRECT COSTS                               [*#*]

Indirect costs associated with the above direct costs are under negotiation and will be established to the mutual satisfaction of both parties in a future amendment to this agreement.

                                           [*#*]CONFIDENTIAL TREATMENT REQUESTED

                               AMENDMENT NO. 1 TO
               UNIVERSITY OF COLORADO MATERIALS TRANSFER AGREEMENT


This Amendment No. 1 to the University of Colorado Materials Transfer Agreement is made and entered into as of January 4, 2001 by and between the Regents of the University of Colorado, a body corporate, acting on behalf of the University of Colorado Health Sciences Center ("UCHSC") and Myogen, Inc. ("MYOGEN").

                                    RECITALS

WHEREAS:

A. UCHSC and MYOGEN entered into a Materials Transfer Agreement effective as of September 4, 1998 (MTA).

B. UCHSC and MYOGEN wish to amend the terms of the MTA to revise the conditions upon which both parties may make samples available to third parties, as set forth below.

NOW, THEREFORE, it is hereby agreed as follows:


1. Pursuant to Section 2 and 3 of the MTA, MYOGEN may provide samples of Materials to third parties for chemical analysis, when the information from such analysis may be commercialized by Myogen or by third parties under an agreement with Myogen.



   In the event that a third party is provided commercial rights to the data derived from the chemical and/or genetic analysis of Materials, Myogen will use its best efforts to negotiate a cost free subscription to the commercial database of such third party containing data derived from the chemical and/or genetic analysis of Materials. The subscription would preferably be without restriction on UCHSC's use of the subscription database(s) for the purposes of grant or contract preparation and submittal to a non-profit or government agency, and publication of the University's own research results. In the event that Myogen cannot provide UCHSC with access to the commercial database of such third party under the terms described above, Myogen will make data that Myogen receives from third party analysis, available to UCHSC for purposes of grant or contract preparation and submittal to a non-profit or government agency.


2. Section 7 of the MTA shall be deleted in its entirety and the following shall be substituted in it s place:

   7. While this MTA is in force,


      (a) UCHSC may not provide Biological Materials or other samples from the Human Cardiac Tissue Bank to any commercial or for-profit entity.



      (b) UCHSC may provide samples from the Human Cardiac Tissue Bank to third party nonprofit research or education institutions at any time but only for research and educational purposes. Such third parties must agree not to further transfer Biological Materials to any other entity.



                                           [*#*]CONFIDENTIAL TREATMENT REQUESTED
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      (c) UCHSC may conduct research on samples from the Human Cardiac Tissue
Bank sponsored by for-profit entities as long as such research is not in competition with Myogen's business plan.


3. Except as expressly provided in this AMENDMENT, all other terms, conditions, and provisions of the MTA shall continue in full force and effect as provided therein.


IN WITNESS WHEREOF, MYOGEN and UCHSC have entered into this AMENDMENT effective as of the date first set forth above.

FOR UCHSC:



         /s/ Jerry  Donahue                               Date:
------------------------------------------                      ---------------
Jerry Donahue
President
University Technology Corporation
As Agent of University of Colorado




         /s/ Robert W. Schrier                            Date:     2/5/01
------------------------------------------                      ---------------
Robert W. Schrier, M.D., Chairman
Department of Medicine
University of Colorado Health Sciences Center



FOR MYOGEN:



         /s/ J. William Freytag                           Date: January 5, 2001
------------------------------------------                      ---------------
J. William Freytag, Ph.D.
President & CEO
Myogen, Inc.


                                           [*#*]CONFIDENTIAL TREATMENT REQUESTED